UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2005

INAMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9741	59-0920629
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5540 Ekwill Street
Santa Barbara, California	93111-2936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 683-6761

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On December 14, 2005, Inamed Corporation (“Inamed”) and Nicholas L. Teti, Inamed’s President, Chief Executive Officer and a director, entered into the 2005 First Amendment (the “Teti Amendment”) to Mr. Teti’s Amended and Restated Employment Agreement, dated as of October 18, 2004 (the “Original Teti Employment Agreement”), by and between Inamed and Mr. Teti.  The Teti Amendment amends certain terms and conditions of the Original Teti Employment Agreement to, among other things, address recent changes in the U.S. federal income tax laws enacted as part of the American Jobs Creation Act of 2004 which could adversely impact the benefits Inamed intended to confer to Mr. Teti under the Original Teti Employment Agreement.  A copy of the Original Teti Employment Agreement was previously filed as an exhibit to Inamed’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 4, 2004.

On December 14, 2005, Inamed and Joseph A. Newcomb, Inamed’s Executive Vice President, General Counsel, and Secretary, entered into the 2005 First Amendment (the “Newcomb Amendment”) to Mr. Newcomb’s Employment Agreement, dated as of August 1, 2003 (the “Original Newcomb Employment Agreement”), by and between Inamed and Mr. Newcomb.  The Newcomb Amendment amends certain terms and conditions of the Original Newcomb Employment Agreement to, among other things, address recent changes in the U.S. federal income tax laws enacted as part of the American Jobs Creation Act of 2004 which could adversely impact the benefits Inamed intended to confer to Mr. Newcomb under the Original Newcomb Employment Agreement.  A copy of the Original Newcomb Employment Agreement was previously filed as an exhibit to Inamed’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on November 14, 2003.

The foregoing descriptions of the Teti Amendment and the Newcomb Amendment are qualified in their entirety by reference to the text of such documents which are attached herein as Exhibits 10.64 and 10.65, respectively, and incorporated herein by reference.

Item 3.03 – Material Modification to Rights of Security Holders.

On December 16, 2005, Inamed’s Board of Directors (the “Board”), as permitted by Section 3(a)(ii) of the Amended and Restated Rights Agreement, dated as of November 16, 1999 and as amended from time to time (the “Rights Plan”), by and between Inamed and U.S. Stock Transfer Corp., extended the Distribution Date under the Rights Plan as it relates to the tender offer by Banner Acquisition Corp. (“Banner”), a wholly-owned subsidiary of Allergan, Inc. (“Allergan”).  Capitalized terms not defined in this Form 8-K have the meanings set forth in the Rights Plan.

The Board extended the Distribution Date as it relates to Allergan and Banner until January 1, 2006. On December 5, 2005, the Board had extended the Distribution Date as it relates to Allergan and Banner until December 19, 2005. The Board did not amend the Rights Plan.

Item 9.01 – Financial Statements and Exhibits.

(d)                                 Exhibits.

10.64	2005 First Amendment to Amended and Restated Employment Agreement, dated as of December 14, 2005, by and between Inamed Corporation and Nicholas L. Teti.

10.65	2005 First Amendment to Employment Agreement, dated as of December 14, 2005, by and between Inamed Corporation and Joseph A. Newcomb.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INAMED CORPORATION

Date: December 20, 2005
	By:	/s/ Joseph A. Newcomb
Joseph A. Newcomb
Executive Vice President, Secretary and General Counsel